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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     CHINA MINERAL ACQUISITION CORPORATION.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                                   20-0938259
------------------                          --------------------
(State of Incorporation                     (I.R.S. Employer
or Organization)                            Identification No.)

c/o Fu & Tong LLC, 245 Park Avenue, 39th Floor                         10167
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(Address of Principal Executive Offices)                             (Zip Code)


If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section 12(b)        securities pursuant to Section 12(g)
of the Exchange Act and is effective        of the Exchange Act and is effective
pursuant to General Instruction             pursuant to General Instruction
A.(c), please check the following           A.(d), please check the following
box.                                        box.       [X]

Securities Act registration statement file number to which this form relates:
333-115999

Securities to be registered pursuant to Section 12(b) of the Act:

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Title of Each Class to be so Registered      Name of Each Exchange on Which Each
                                             Class is to be Registered
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None                                                         None
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      Units
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                                (Title of Class)

                         Common Stock, $0.0001 per share
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                                (Title of Class)

                         Common Stock Purchase Warrants
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                                (Title of Class)



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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Units to be registered hereunder is contained in the section entitled "Description of Securities" in the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-115999 (the "Registration Statement"), initially filed with the Securities and Exchange Commission (the "Commission") on May 28, 2004 and is incorporated herein by reference.

Item 2. EXHIBITS.



EXHIBIT NO.         DESCRIPTION
-----------         -----------
3.1*                Amended and Restated Certificate of Incorporation

3.2*                By-laws

4.1*                Specimen Unit Certificate

4.2*                Specimen Common Stock Certificate

4.3*                Specimen Warrant Certificate

4.4*                Form of Unit Purchase Option to be granted to Representative

4.5* Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant

* Incorporated by reference to the exhibit of the same number filed with the Registration Statement.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CHINA MINERAL ACQUISITION
                                             CORPORATION



Date: July 2, 2004                        By: /s/ Simon Mu
                                              ----------------------------------
                                              Name:  Dr. Simon Mu
                                              Title: Chief Executive Officer and
                                                     President